Agreement for Services

Tuolumne JPA

This agreement is made and entered into this 7th day of April 2009, by and between the Tuolumne JPA and member Districts (JPA) and Disability Access Consultants, Inc., a Corporation (Consultant), with respect to the following:

RECITALS

     WHEREAS, the TUOLUMNE JPA seeks to retain a qualified Consultant who is familiar with the Americans with Disabilities Act and requirements for public school districts, and is specially qualified and experienced to provide Consultant services in an effort to assist the TUOLUMNE JPA in ADA compliance activities; and

     WHEREAS, the Consultant represents that it is specially qualified to perform such services as it has extensive experience with assisting school districts to achieve compliance with the ADA and related laws and regulations, as set forth in its “Proposal for Consultant Services” which is attached and incorporated herein as Exhibit “A” (“Proposal”);

     NOW, THEREFORE, it is understood and agreed as follows:

1.

SERVICES:  TUOLUMNE JPA hereby retains Consultant to provide services as set forth and described in the “Proposal for Consultant Services” as described in Exhibit A.  The Consultant will determine the method, details and means of performing the services and will supply all tools and instrumentalities required to perform services under this agreement.

2.

TERM:  Consultant agrees to diligently perform the services described in the proposal during a period of one year from the execution of this agreement.  This agreement may be renewed by mutual agreement for such additional duties as necessary.

3.

COMPENSATION:  TUOLUMNE JPA agrees to compensate the Consultant as described in Exhibit A.

4.

WORKER’S COMPENSATION INSURANCE:  The Consultant agrees to provide workers’ compensation insurance for him/herself and his/her employees, agents and contractors providing services to TUOLUMNE JPA.  The Consultant agrees to hold harmless and indemnify the TUOLUMNE JPA for any and all claims arising out of any injury, disability, or death of the Consultant, his/her employees, agents, and/or contractors, arising out of the performance of services under this agreement.

5.

TAXES AND OTHER DEDUCTIONS:  The Consultant and the TUOLUMNE JPA agree that the Consultant, and not TUOLUMNE JPA, is responsible for the payment of any and all federal, state and local income taxes, under this agreement.

6.

INSURANCE:  The Consultant has provided TUOLUMNE JPA with the Certificates of Insurance enclosed herewith as Exhibit “B”.  The Consultant agrees that at all times during the term of this Agreement, Consultant shall maintain coverages for Workers’ Compensation and Employer’s Liability Insurance, Professional Liability Insurance, General Liability Insurance and Automobile Insurance as indicated in Exhibit B.  The Consultant will not cancel the insurance coverage without ten (10) days prior written notice to the TUOLUMNE JPA.  The TUOLUMNE JPA will not be responsible for any premiums or assessments on the policy.  TUOLUMNE JPA and member districts will be named as additional insured on the Certificate of Insurance.

7.

LICENSES/PERMITS:  The Consultant shall hold any and all applicable licenses, permits and/or certificates necessary for his/her performance of services under this Agreement.

8.

COMPLIANCE WITH LAWS AND REGULATIONS:  In performing his/her services under this agreement, the Consultant agrees to comply with all applicable federal, state and local laws, statutes, regulations, rules and ordinances, as well as applicable TUOLUMNE JPA policies and procedures.

9.

DISCRIMINATION:  The Consultant shall not engage in unlawful employment discrimination including, but not limited to, employment discrimination based upon a person’s race, religion, color, national origin, ancestry, disability, marital status, citizenship, gender or sexual orientation.

10.

INDEPENDENT CONTRACTOR STATUS:  Consultant and any and all of its agents, employees, representatives and subcontractors shall perform services hereunder in their own capacities and not as officers, employees or agents of the TUOLUMNE JPA.  In performing services hereunder, it is expressly understood that the Consultant shall act as an independent contractor at all times.

11.

ASSIGNMENT:  Neither party hereto may assign this Agreement in whole or in part except with the written permission of the other party.

12.

TERMINATION:  TUOLUMNE JPA may terminate this Agreement at any time, without cause, for any reason upon thirty (30) days written notice to Consultant.  Upon receipt of such notice, Consultant shall immediately cease all work.  Any final invoice that includes all work completed to date and expenses shall be submitted to the TUOLUMNE JPA within thirty (30) days of receipt of such notice.

13.

WARRANTY:  Consultant warrants that it has not employed or retained any company or person, other than a bona fide employee working for Consultant, to solicit or secure this Agreement, and that it has not paid or agreed to pay any company or person, other than a bona fide employee, a fee, commission, percentage, brokerage fee, gift or any other consideration, contingent upon or resulting from the award or making of this agreement.

14.

INDEMNIFICATION:  Consultant shall indemnify and hold harmless the TUOLUMNE JPA, its officers, agents and employees from any and all claims, suits or actions, on account of, personal injury or bodily injury (including death) of any person, including workers and the public, or damage to property, resulting or arising from direct negligence or willful misconduct of the Consultant in the performance of this Agreement.

15.

AMENDMENTS, MODIFICATIONS, CHANGES:  This Agreement may be amended or modified only by a signed written agreement between the parties.  Any changes in scope of work, and any increase in compensation, must be authorized in advance by TUOLUMNE JPA in writing and incorporated into this Agreement as an amendment.

16.

NOTICES:  Any notices to the parties required by this Agreement shall be delivered or mailed, United States first class, postage prepaid, addressed as follows:

Tuolumne JPA

Attn:  Diana Rappaport, Executive Director

175 S. Fairview Lane

Sonora, CA  95370

Disability Access Consultants, Inc.

Attn:  Barbara Thorpe, President

720 W Cheyenne Ave., Suite 220

North Las Vegas, NV  89030

17.

INSPECTION:  Pursuant to and in accordance with the provisions of Government Code Section 8546.7, or any amendments thereto, Consultant shall maintain and make available for inspection and audit by the TUOLUMNE JPA or its agents, accurate records of any and all costs, disbursements and receipts with respect to work performed under this Agreement for a period of three years.

18.

ENTIRE AGREEMENT:  This agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by the Consultant for TUOLUMNE JPA, and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

/s/ Diana Rappaport

Diana Rappaport, Executive Director

North Bay Schools Insurance Authority

/s/ Barbara Thorpe

Barbara Thorpe, President

Disability Access Consultants, Inc.

Exhibit A

MbrName

Alpine County Office of Education

3900

Alpine County Unified School District

9000

Amador County Office of Education

9900

Amador County Unified School District

44500

Belleview School District

3900

Big Oak Flat-Groveland Unified School District 10700

Bret Harte Union High School District

13800

Calaveras County Office of Education

17400

Calaveras Food Services JPA

1500

Calaveras Unified School District

39800

Chinese Camp School District

3000

Columbia Union School District

6900

Curtis Creek Elementary School District

7800

Jamestown School District

3900

Mark Twain Union Elementary School District

9700

Sonora School District

3900

Sonora Union High School District

14300

Soulsbyville School District

3900

Summerville Elementary School District

3900

Summerville Union High School District

8100

Tuolumne County Superintendent of Schools

4000

Twain Harte-Long Barn Union School District

9800

Vallecito Union School District

12900

Note: Discounted pricing for a total price of

        $246,500
if site inspections are completed within 12 months

$246,500